UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2006
VF CORPORATION RETIREMENT SAVINGS PLAN FOR
SALARIED EMPLOYEES
(Full Title of Plan)
VF CORPORATION RETIREMENT SAVINGS PLAN FOR
HOURLY EMPLOYEES
(Full Title of Plan)
VF Corporation
105 Corporate Center Blvd.
Greensboro, North Carolina 27408
(Exact name as specified in charter of issuer of securities held pursuant to the plans and the address of its principal executive office)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-5256 (Commission File Number)	23-1180120 (IRS Employer Identification No.)
Registrant’s telephone number, including area code 336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Previous independent registered public accounting firm.
On December 13, 2006, both of the VF Corporation Retirement Savings Plan for Hourly Employees and the VF Corporation Retirement Savings Plan for Salaried Employees (together, the “Plans”), dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Plans.
PwC remains the independent registered public accounting firm for VF Corporation (the “Company”), the sponsor of the Plans. The dismissal of PwC described above relates only to the Plans.
The reports of PwC on the financial statements of the Plans for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2005 and 2004 and through December 13, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the financial statements of the Plans for such years.
During the fiscal years ended December 31, 2005 and 2004 and through December 13, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Plans have requested that PwC furnish them with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 15, 2006, is filed as Exhibit 16 to this Form 8-K.
(b) New independent registered accounting firm.
The Plans engaged Dixon Hughes PLLC (“DH”) as their new independent registered public accounting firm as of December 13, 2006. During the two most recent fiscal years and through December 13, 2006, the Plans have not consulted with DH regarding any of the matters referenced in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following is furnished as an exhibit to this report:

16	Letter from PricewaterhouseCoopers LLP dated December 15, 2006, to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
By:	/s/ Frank C. Pickard III
Frank C. Pickard III
Vice President — Treasurer VF Corporation

V.F. CORPORATION RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES
By:	/s/ Frank C. Pickard III
Frank C. Pickard III
Vice President — Treasurer VF Corporation

Date: December 15, 2006

EXHIBIT INDEX

Exhibit No.	Description
16	Letter from PricewaterhouseCoopers LLP dated December 15, 2006, to the Securities and Exchange Commission